Exhibit 99.1

Caliber Reports Third Quarter 2025 Financial Results

Transformational Quarter Strengthens Balance Sheet, Launches LINK-Anchored Digital Asset Treasury, and Positions Caliber on Path to Adjusted EBITDA Profitability

SCOTTSDALE, AZ., November 13, 2025 – Caliber (Nasdaq: CWD), a diversified real estate and digital asset management platform, today reported results for the third quarter ended on September 30, 2025.

Third Quarter 2025 Highlights

•Raised more than $30.0 million through common and preferred equity, strengthening Caliber’s balance sheet and liquidity.
•Launched Caliber’s Digital Asset Treasury (“DAT”) anchored in Chainlink (LINK) tokens, expanding the Company’s business into digital asset management alongside its core Private Equity Real Estate (PERE) platform.

Third Quarter 2025 Platform Financial Results (compared to Third Quarter 2024)

•Platform revenue of $3.5 million, compared to $7.4 million
◦Asset management revenue of $3.5 million declined by $1.2 million, due to nonrecurring fee income.
◦Development and construction fees decreased by $2.7 million, due to seasonality of project start and completion times.
◦No significant performance allocations were earned, compared to prior period.
•Platform net loss of $4.4 million, or $1.70 per diluted share, compared to Platform net income of $0.2 million, or $0.11 per diluted share, driven by $2.5 million of one-time investment impairment charges.
•Platform Adjusted EBITDA loss of $0.7 million, compared to Platform Adjusted EBITDA of $2.4 million.

Third Quarter 2025 Digital Asset Treasury Financial Highlights

•LINK tokens held by Caliber at the end of the third quarter were 467,632 tokens.
•LINK tokens held by Caliber as of the date of this release are 562,535, valued at $8.5 million, considering the price of $15.15 per LINK token.
•None of the tokens held by Caliber are staked as of the date of this release.

Exhibit 99.1

Management Commentary

“The third quarter marked a pivotal step forward for Caliber,” said Chris Loeffler, CEO of Caliber. “We strengthened our balance sheet, raised over $30 million in equity, and formally launched our DAT anchored in LINK. This expansion establishes Caliber as a diversified alternative asset manager across both real and digital assets.”

“While third-quarter operational results reflect limited short-term P&L impact, they demonstrate a substantial improvement in Caliber’s liquidity and equity position. We believe Caliber is on the path toward consistent, profitable growth.”
Business Update

The following are key milestones completed both during and after the third quarter ended September 30, 2025.

•On August 19, 2025, Caliber announced that its joint venture development, PURE Pickleball & Padel™ (PURE) has signed a 10-year, exclusive agreement with Wolfgang Puck Catering, a premium catering, corporate dining and hospitality company. We believe the agreement with Wolfgang Puck Catering will drive significant corporate group business for the project.

•On August 28, 2025, Caliber announced that its Board of Directors has formally approved a new Digital Asset Treasury (“DAT”) strategy and adopted a comprehensive DAT policy. Under this strategy and policy, Caliber intends to allocate a portion of its treasury funds to acquire cryptocurrency, specifically LINK tokens, which support the Chainlink protocol, and to engage in activities related to the management of and the maximization of risk-adjusted returns from such digital asset holdings.

•On September 2, 2025, Caliber announced the formation of a newly established Caliber Crypto Advisory Board (“CCAB”). This board will provide strategic oversight and guidance as Caliber executes its DAT Strategy, focused on building a treasury of LINK tokens to be held and staked for long-term value and yield. During the third quarter, the CCAB added three members, Michael Trzupek, Peter Dorrius, and Blake Janover.

•On September 9, 18, and 25, 2025, Caliber announced the completion of strategic purchases of 467,632 LINK tokens. Subsequent to the quarter closing, the company made an additional purchase of 94,903 LINK tokens totaling 562,535 tokens held as of the date of this release, further strengthening its DAT Strategy and underscoring its commitment to blockchain innovation.

•On September 17, 2025, Caliber announced that it has closed a securities purchase agreement with an institutional investor for the sale of $15.9 million of perpetual convertible preferred equity, convertible at $250 per share of common stock.

•On September 23, 2025, Caliber announced it has selected Coinbase Prime as its institutional platform for trading and custody in support of its DAT Strategy.

•On October 7, 2025, Caliber announced a partnership to deploy EV charging infrastructure, advancing sustainable asset enhancements across its portfolio. Caliber partnered with Current, a leading EV infrastructure investor and developer, and InCharge Energy, the industry leader for design-build EV charging infrastructure and InService™, the company’s customizable offering for all-brand charger service, maintenance, and on-demand repair. This partnership is intended to provide commercial charging and energy solutions across the breadth of Caliber’s portfolio to reduce operating costs, increase asset profitability, and provide potentially attractive financing for capital projects.

Third Quarter 2025 Consolidated Financial Results (compared to Third Quarter 2024)

•Total consolidated revenue of $3.6 million, compared to $11.3 million reflecting the deconsolidation of Caliber Hospitality Trust, Caliber Hospitality, LP, Elliot, DT Mesa, and Caliber Fixed Income Fund III, LLC (“CFIF III”) in 2024 and the deconsolidation of DoubleTree by Hilton Tucson Convention Center in Q2 2025, following the refinance of the asset.
•Consolidated net loss attributable to Caliber of $4.4 million, or $1.65 per diluted share, compared to net income attributable to Caliber of $0.1 million or $0.12 per diluted share.
•Consolidated Adjusted EBITDA loss of $0.5 million, compared to Consolidated Adjusted EBITDA of $4.2 million.

Conference Call Information

Caliber will host a conference call today, Thursday, November 13, 2025, at 5:00 p.m. Eastern Time (ET) to discuss its third quarter 2025 financial results and business outlook.

To access this call, Investors and interested parties can access the live earnings call by dialing (800) 715-9871 (domestic) or (646) 307-1963 (international) and ask to join the Caliber call or use conference ID 5945662.

A live webcast of the conference call will be available via the investor relations section of Caliber’s website under “Financial Results.” The webcast replay of the conference call will be available on Caliber’s website shortly after the call concludes.

Platform Definition

Within this earnings release, we refer to performance results of the ‘Platform’. Platform refers to the performance of CWD itself, excluding the performance of certain assets & funds that are included in our consolidated results, as required by the United States generally accepted accounting principles (“GAAP”). Management believes that Platform performance offers the most meaningful information needed to understand the value of CWD. The assets and funds that are consolidated into our GAAP presentation are included because Caliber is a guarantor of debt held by these assets and funds.

While GAAP consolidation rules require CWD to include the performance and cash flows of these assets & funds in our consolidated financial information, CWD does not benefit from the performance of those assets & funds, except to the extent that CWD earns fees from managing the assets and funds (which are included in the Platform results). Management believes presenting

Platform results, which exclude consolidated assets, directly shows the business performance that CWD stockholders benefit from.

About Caliber (CaliberCos Inc.)

Caliber (Nasdaq: CWD) is an alternative investment manager with over $2.7 billion in Managed Assets and a 16-year track record in private equity real estate investing across hospitality, multi-family, and industrial real estate. In 2025, Caliber became the first U.S. public real estate platform to launch a Digital Asset Treasury strategy anchored in Chainlink (LINK). This initiative bridges real and digital asset investing through an equity-funded, disciplined approach that includes staking for yield. Investors can participate via Caliber’s publicly traded equity (Nasdaq: CWD) and private real estate funds.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber Investor Relations:
Ilya Grozovsky
+1 480-214-1915
Ilya@CaliberCo.com

NON-GAAP RECONCILIATIONS

The following information reconciles the performance of the Platform to the consolidated GAAP presentation. Management believes that the Platform view of Caliber’s performance is more meaningful to a CWD shareholder as it includes all revenues and expenses generated by Caliber and its wholly-owned subsidiaries.

ASSET MANAGEMENT PLATFORM(1)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	Three Months Ended September 30, 2025
	Platform	Impact of Consolidated Funds and Eliminations	Consolidated
Revenues
Asset management	$3,514	$(28)	$3,486
Performance allocations	2	—	2
Consolidated funds – other revenue	—	148	148
Total revenues	3,516	120	3,636
Expenses
Operating costs	3,408	(157)	3,251
General and administrative	1,481	(10)	1,471
Marketing and advertising	151	—	151
Depreciation and amortization	167	(7)	160
Consolidated funds – other expenses	—	467	467
Total expenses	5,207	293	5,500

Unrealized loss on digital assets	(677)	—	(677)

Other loss, net	(230)	(94)	(324)
Interest income	28	—	28
Interest expense	(1,876)	—	(1,876)
Net loss before income taxes	$(4,446)	$(267)	$(4,713)
Provision for income taxes	—	—	—
Net loss	(4,446)	(267)	(4,713)
Net loss attributable to noncontrolling interests	—	(342)	(342)
Net loss attributable to CaliberCos Inc.	$(4,446)	$75	$(4,371)
Basic and diluted net loss per share	$(1.70)		$(1.65)
Weighted average common shares outstanding:
Basic and diluted	2,615		2,615

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

	Three Months Ended September 30, 2024
	Platform	Impact of Consolidated Funds and Eliminations	Consolidated
Revenues
Asset management	$7,242	$(712)	$6,530
Performance allocations	174	1	175
Consolidated funds – hospitality revenue	—	2,494	2,494
Consolidated funds – other revenue	—	2,103	2,103
Total revenues	7,416	3,886	11,302
Expenses
Operating costs	4,727	(135)	4,592
General and administrative	1,450	(9)	1,441
Marketing and advertising	175	(1)	174
Depreciation and amortization	145	4	149
Consolidated funds – hospitality expenses	—	3,097	3,097
Consolidated funds – other expenses	—	975	975
Total expenses	6,497	3,931	10,428

Other income (loss), net	526	(101)	425
Interest income	59	(8)	51
Interest expense	(1,348)	(1)	(1,349)
Net income (loss) before income taxes	$156	$(155)	$1
Provision for income taxes	—	—	—
Net income (loss)	156	(155)	1
Net loss attributable to noncontrolling interests	—	(145)	(145)
Net income (loss) attributable to CaliberCos Inc.	$156	$(10)	$146
Basic net income per share	$0.14		$0.15
Diluted net income per share	$0.11		$0.12
Weighted average common shares outstanding:
Basic	1,107		1,107
Diluted	1,404		1,404

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

PLATFORM REVENUE(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended September 30,
	2025	2024
Fund management fees	2,782	3,575
Financing fees	207	464
Development and construction fees	427	3,084
Brokerage fees	98	119
Total asset management	3,514	7,242
Performance allocations	2	174
Total revenue	$3,516	$7,416
___________________________________________
(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest.

FV AUM and Managed Capital (UNAUDITED)

The following information summarizes management’s estimates of fair value related to the entire portfolio of investments that Caliber manages and the total amount of capital that is being managed across the portfolio. The fair value of our AUM conveys an indication of the overall health of our investments and potentially how much performance allocation Caliber would earn if those assets were sold. Managed Capital is used to evaluate, among other things, the amount of asset management fees we generate from the portfolio.

FV AUM
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balances as of December 31, 2024	$794,923
Assets acquired	10,300
Construction and net market appreciation	25,800
Credit(1)	379
Other(2)	(644)
Balances as of March 31, 2025	830,758
Construction and net market depreciation	(25,313)
Assets sold or disposed	(1,487)
Credit(1)	627
Other(2)	(1,409)
Balances as of June 30, 2025	803,176
Construction and net market appreciation	(6,683)
Assets sold or disposed	(1,917)
Credit(1)	2,334
Other(2)	123
Balances as of September 30, 2025	$797,033

FV AUM, by asset class
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	September 30, 2025	December 31, 2024
Real Estate
Hospitality	$65,400	$68,500
Caliber Hospitality Trust	203,500	236,800
Residential	168,700	161,700
Commercial	279,700	249,600
Total Real Estate	717,300	716,600
Credit(1)	75,691	72,351
Other(2)	4,042	5,972
Total	$797,033	$794,923
___________________________________________
(1)     Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund.
(2)     Other FV AUM represents undeployed capital held in our diversified funds.

MANAGED CAPITAL
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balance as of December 31, 2024		$492,542
Originations		2,990
Return of capital		(315)
Balance as of March 31, 2025		495,217
Originations		4,226
Return of capital		(876)
Balances as of June 30, 2025		498,567
Originations		8,086
Return of capital		(664)
Balances as of September 30, 2025		$505,989

	September 30, 2025	December 31, 2024
Real Estate
Hospitality	$49,289	$49,260
Caliber Hospitality Trust(1)	97,037	97,414
Residential	101,912	96,687
Commercial	178,018	170,858
Total Real Estate(2)	426,256	414,219
Credit(3)	75,691	72,351
Other(4)	4,042	5,972
Total	$505,989	$492,542
_________________________________________
(1) The Company earns a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust.
(2) Beginning during the year ended December 31, 2023, the Company includes capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in our funds in Managed Capital. As of September 30, 2025 and December 31, 2024, the Company had invested $11.9 million and $20.4 million, respectively, in our funds.
(3) Credit managed capital represents loans made to Caliber’s investment funds by the Company and our diversified funds. As of September 30, 2025 and December 31, 2024, the Company had loaned $3.3 million to our funds.
(4) Other managed capital represents unemployed capital held in our diversified funds.

Consolidated GAAP Results

The following information presents our consolidated GAAP results which includes the performance of certain entities we manage where Caliber is the guarantor of debt owed by those entities, despite not having significant equity at risk. As a result of these guarantor commitments, Caliber is required under GAAP to include the assets, liabilities, revenues and expenses of those entities even though a shareholder of CWD stock is neither entitled to nor exposed by those entities’ benefits or obligations. This accounting outcome also removes revenues that we earn from those entities, which a shareholder of CWD stock would be entitled to. See discussion elsewhere related to CWD’s Platform performance.

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended September 30,
	2025	2024
	(unaudited)
Revenues
Asset management revenues	$3,486	$6,530
Performance allocations	2	175
Consolidated funds – hospitality revenues	—	2,494
Consolidated funds – other revenues	148	2,103
Total revenues	3,636	11,302

Expenses
Operating costs	3,251	4,592
General and administrative	1,471	1,441
Marketing and advertising	151	174
Depreciation and amortization	160	149
Consolidated funds – hospitality expenses	—	3,097
Consolidated funds – other expenses	467	975
Total expenses	5,500	10,428

Unrealized loss on digital assets	(677)	—

Other (loss) income, net	(324)	425
Interest income	28	51
Interest expense	(1,876)	(1,349)
Net (loss) income before income taxes	(4,713)	1
Benefit from income taxes	—	—
Net (loss) income	(4,713)	1
Net loss attributable to noncontrolling interests	(342)	(145)
Net (loss) income attributable to CaliberCos Inc.	$(4,371)	$146
Basic net (loss) income per share attributable to common stockholders	$(1.65)	$0.15
Diluted net (loss) income per share attributable to common stockholders	$(1.65)	$0.12
Weighted average common shares outstanding:
Basic	2,615	1,107
Diluted	2,615	1,404

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	September 30, 2025	December 31, 2024
	(unaudited)
Assets
Cash	$10,886	$1,766
Restricted cash	2,252	2,582
Real estate investments, net	21,789	21,572
Digital assets	9,965	—
Notes receivable - related parties, allowance of $483 and zero, respectively	2,605	105
Due from related parties, allowance of $4,134 and $3,985, respectively	8,725	6,965
Investments in unconsolidated entities	11,923	15,643
Operating lease - right of use assets	110	147
Prepaid and other assets	2,615	3,501
Assets of consolidated funds
Cash	41	549
Restricted cash	209	—
Real estate investments, net	10,296	45,090
Notes receivable - related parties	946	6,848
Due from related parties, allowance of zero and $28, respectively	186	320
Prepaid and other assets	20	447
Total assets	$82,568	$105,535

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Notes payable, net	$48,678	$50,450
Accounts payable and accrued expenses	9,068	9,532
Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 139,819 and zero shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	3,200	—
Due to related parties	127	313
Operating lease liabilities	71	93
Other liabilities	923	750
Liabilities of consolidated funds
Notes payable, net	11,611	29,172
Notes payable - related parties	2,255	2,047
Accounts payable and accrued expenses	495	1,207
Due to related parties	1	79
Other liabilities	52	639
Total liabilities	76,481	94,282

Commitments and Contingencies (Note 11)

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	September 30, 2025	December 31, 2024
Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 shares authorized, and $5,875 and 5,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Series B convertible preferred stock, $0.001 par value; 50,000 shares authorized, and 15,868 and zero shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 5,061,822 and 759,370 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	5	1
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as September 30, 2025 and December 31, 2024	—	—
Paid-in capital	74,862	44,017
Accumulated deficit	(70,684)	(56,607)
Stockholders’ equity (deficit) attributable to CaliberCos Inc.	4,183	(12,589)
Stockholders’ equity attributable to noncontrolling interests	1,904	23,842
Total stockholders’ equity	6,087	11,253
Total liabilities and stockholders’ equity	$82,568	$105,535

Definitions

Assets Under Management

AUM refers to the assets we manage or sponsor. We monitor two types of information with regard to our AUM:

i.Managed Capital – we define this as the total capital we fundraise from our customers as investments in our funds. It also includes fundraising into our corporate note program, the proceeds of which were used, in part, to invest in or loan to our funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our fund management fees are based on a percentage of managed capital or a percentage of assets under management, and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings.

ii.Fair Value (“FV”) AUM – we define this is as the aggregate fair value of the real estate assets we manage and from which we derive management fees, performance revenues and other fees and expense reimbursements. We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted.

Non-GAAP Measures

We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments.

Asset Management Platform or Platform

Platform refers to the performance of the Caliber asset management platform, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD.

Fee-Related Earnings and Related Components

Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee- Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

Distributable Earnings

Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution.

Platform Earnings

Platform Earnings represents the performance of our asset management platform, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds.

Platform Earnings per Share

Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding.

Platform Adjusted EBITDA

Platform Adjusted EBITDA represents our Distributable Earnings adjusted for interest expense, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management.

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items.

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended September 30,
	2025	2024
Net (loss) income attributable to CaliberCos Inc.	$(4,371)	$146
Net loss attributable to noncontrolling interests	(342)	(145)
Net (loss) income	(4,713)	1
Provision for income taxes	—	—
Net (loss) income before income taxes	(4,713)	1
Depreciation and amortization	167	145
Consolidated funds' impact on fee-related earnings	173	45
Stock-based compensation	332	738
Severance	593	25
Performance allocations	(2)	(175)
Other income, net	94	(425)
Investments impairment	102	—
Unrealized loss on digital assets	677	—
Bad debt expense	35	—
Interest expense, net	1,848	1,289
Fee-related earnings	(694)	1,643
Performance allocations	2	175
Interest expense, net	(1,848)	(1,289)
Provision for income taxes	—	—
Distributable earnings	(2,540)	529
Interest expense	1,876	1,349
Other income, net	(94)	425
Provision for income taxes	—	—
Consolidated funds' impact on Platform adjusted EBITDA	93	109
Platform adjusted EBITDA	(665)	2,412
Consolidated funds' EBITDA adjustments	201	1,836
Consolidated adjusted EBITDA	$(464)	$4,248